UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2006

ENGELHARD
CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8142	22-1586002

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

101 Wood Avenue, Iselin, New Jersey		08830

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (732) 205-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On May 29, 2006, the Board of Directors of Engelhard Corporation (the “Company”) approved an Agreement and Plan of Merger among BASF Aktiengesellschaft (“BASF”), Iron Acquisition
Corporation (“Merger Sub”) and the Company (the “MergerAgreement”). On May 30, 2006, the
Company and the other parties thereto executed the Merger Agreement. A copy of the Merger
Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Merger Agreement contains a limited set of representations and warranties relating to the
Company and the transactions contemplated thereby, including corporate power and authority, non-contravention and receipt of all necessary consents, and also contains customary covenants relating to the Company’s conduct of business prior to the closing of BASF’s tender offer. In addition, the Merger Agreement provides fewer and more narrow conditions to closing than had been the case with BASF’s offer absent the Merger Agreement. Pursuant to the Merger
Agreement, following the consummation of the BASF offer, Merger Sub will merge with and into the Company and the Company will become a wholly owned subsidiary of BASF. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the
Merger Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On May 29, 2006, the Board took action, as permitted by the Rights Agreement, dated as of
October 1, 1998 between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights
Agent (the “Rights Agreement”), (incorporated by reference to Form 8-K filed with the SEC on
October 29, 1998) to make the provisions of the Rights Agreement, which otherwise could be triggered by BASF’s offer, inapplicable to the Merger Agreement and the transactions contemplated thereby, including the BASF offer and the subsequent merger of Merger Sub with and into the Company pursuant to which the Company would become a wholly owned subsidiary of BASF. An amendment to the Rights Agreement has been approved and executed by the
Company.

On May 30, 2006, the Company issued a press release entitled “Engelhard enters into defnitive merger agreement with BASF; Board recommends $39 per share offer; will withdraw self-tender offer.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events.

On May 30, 2006, in connection with and as contemplated by the Merger Agreement, the
Company filed Amendment No. 4 to the Schedule TO, filed on May 5, 2006, terminating and withdrawing the Company’s offer to purchase up to 26,000,000 Shares and the associated Rights at a price of $45.00 per Share. The Amendment to the Schedule TO is incorporated herein by reference.

(d) Exhibits

The following are filed as exhibits to this report:

10.1	Agreement and Plan of Merger among BASF Aktiengesellschaft, Iron Acquisition
Corporation and the Company, dated May 30, 2006.
99.1	Press Release, dated May 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGELHARD
CORPORATION

(Registrant)

Date:	May 30, 2006	/s/ Michael A. Sperduto

Name: Michael A. Sperduto
Title: Vice President and Chief Financial Officer